                                                                    Exhibit 10.1


                                 AMENDMENT NO. 3

     AMENDMENT NO. 3 (this "AMENDMENT"), dated as of May 12, 2001, to the Credit Agreement (as amended by Amendment No. 2, dated as of October 22, 2000, and Amendment No. 1, dated as of April 3, 2000, and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), dated as of September 1, 1999, among PENTON MEDIA, INC. (the "BORROWER"), the Lenders party thereto, BANC OF AMERICA SECURITIES, LLC, as Syndication Agent, BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as Documentation Agent, FLEET NATIONAL BANK, as Co-Documentation Agent, and THE BANK OF NEW YORK, as Administrative Agent.

                                    RECITALS

     I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

     Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

     1. Section 1.1 of the Credit Agreement is hereby amended by adding the following phrase immediately prior to the period at the end of the definition of the term "Fixed Charges":

     , provided that the term "Fixed Charges" shall not include up to $11,000,000 in the aggregate of capital expenditures made by the Borrower or any Subsidiaries during the twelve month period ended March 31, 2001 and attributable to the relocation of the corporate offices of the Borrower or any Subsidiaries

     2. Section 1 of this Amendment shall not be effective until such date as the Required Lenders shall have consented to the execution and delivery hereof by the Administrative Agent.

     3. On and as of the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, except as otherwise expressly provided in the Loan Documents, (c) represents and warrants that no Event of Default has occurred and is continuing, and that each of the representations and warranties made by it in the Credit Agreement is true and correct with the same effect as though such representation and warranty had been made on such date, except representations and warranties made only as of a specific date, which the Borrower reaffirms were true and correct as of such date and (d) agrees to pay the reasonable fees and disbursements of Bryan Cave LLP, special counsel to the Administrative Agent, in connection with this Amendment.

     4. In all other respects the Loan Documents shall remain in full force and effect and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     5. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     6. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                                 AMENDMENT NO. 3
                               PENTON MEDIA, INC.

     AS EVIDENCE of its agreement to the terms and conditions herein contained, each of the undersigned has caused this Amendment to be executed on its behalf.

                    PENTON MEDIA, INC.


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    THE BANK OF NEW YORK, individually and as Administrative
                    Agent


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    BANK OF AMERICA, N.A.


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO)


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    FLEET NATIONAL BANK


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                                AMENDMENT NO. 3
                               PENTON MEDIA, INC.


                    ALLFIRST BANK

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    BANK OF MONTREAL, CHICAGO BRANCH


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    CREDIT AGRICOLE INDOSUEZ


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    THE HUNTINGTON NATIONAL BANK


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                                AMENDMENT NO. 3
                               PENTON MEDIA, INC.

                    NATIONAL BANK OF CANADA


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    NATIONAL CITY BANK


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    BNP PARIBAS

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    CITIZENS BANK OF MASSACHUSETTS


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    SUNTRUST BANK

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                                AMENDMENT NO. 3
                               PENTON MEDIA, INC.


                    VAN KAMPEN SENIOR INCOME TRUST
                         By: VAN KAMPEN INVESTMENT
                         ADVISORY CORP.


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    VAN KAMPEN SENIOR FLOATING RATE FUND
                         By: VAN KAMPEN
                         INVESTMENT ADVISORY CORP.


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                                AMENDMENT NO. 3
                               PENTON MEDIA, INC.






                    VAN KAMPEN CLO I, LIMITED
                         By: VAN KAMPEN MANAGEMENT INC., as
                         Collateral Manager

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________



                    VAN KAMPEN CLO II, LIMITED
                         By: VAN KAMPEN MANAGEMENT INC.,
                         as Collateral Manager

                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________

                                AMENDMENT NO. 3
                               PENTON MEDIA, INC.



                    KEY CORPORATE CAPITAL INC.


                    By:___________________________________
                    Name:_________________________________
                    Title:________________________________